CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




We consent to the reference of our firm under the caption "Financial Statements" in the combined Proxy Statement and Prospectus (Form N-14, No. 333-103047) submitted pursuant to the Securities Act of 1933 of Investec Funds.


                                          /s/ Ernst & Young LLP




Los Angeles, California
March 14, 2003